UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2005

ZOMAX INCORPORATED

(Exact name of registrant as specified in its charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-28426	No. 41-1833089
(Commission File Number)	(IRS Employer Identification No.)

5353 Nathan Lane Plymouth, MN 55442
(Address of Principal Executive Offices) (Zip Code)

(763) 553-9300
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On April 14, 2005, Zomax Incorporated entered into a one-year employment agreement with Anthony Angelini, President and Chief Executive Officer of Zomax, which agreement automatically extends for additional one-year terms unless either party gives the other a three-month notice that the agreement will not be extended.  Pursuant to the terms of the agreement, Mr. Angelini’s initial base salary is $450,000.  In addition, Mr. Angelini is eligible to receive an annual bonus pursuant to criteria set by the Compensation Committee each year.  If Mr. Angelini’s employment is terminated by Zomax without cause, by Mr. Angelini for good reason, by either Zomax or Mr. Angelini within one year after a change of control or upon Zomax’s failure to extend the agreement, Mr. Angelini is entitled to (i) an amount equal to 1.7 times his then current annual base salary, (ii) acceleration of the vesting of all equity awards held by him and (iii) health care benefits for one year (18 months if the agreement is not extended because of Mr. Angelini’s death or disability).  For one year following Mr. Angelini’s termination of employment with Zomax, he has agreed that he will not compete with us, solicit any of our employees to leave Zomax or interfere with our relationship with our customers.

In addition, on April 14, 2005, Zomax entered into a one-year employment agreement with Michael L. Miller, Executive Vice President, Service Operations and Business Development of Zomax, which agreement automatically extends for additional one-year terms unless either party gives the other a three-month notice that the agreement will not be extended.  Pursuant to the terms of the agreement, Mr. Miller’s initial base salary is $300,000.  In addition, Mr. Miller is eligible to receive an annual bonus pursuant to criteria set by the Compensation Committee each year.  If Mr. Miller’s employment is terminated by Zomax without cause, by Mr. Miller for good reason or upon Zomax’s failure to extend the agreement pursuant to Mr. Miller’s death or disability, Mr. Miller is entitled to (i) an amount equal to 1.125 times his then current annual base salary, (ii) acceleration of the vesting of all equity awards held by him and (iii) health care benefits for nine months.  If Mr. Miller’s termination of employment is within one year after a change of control, Mr. Miller is entitled to (i) an amount equal to 1.5 times his then current annual base salary, (ii) acceleration of the vesting of all equity awards held by him and (iii) health care benefits for 12 months (18 months if the agreement is not extended because of Mr. Miller’s death or disability).  For one year following Mr. Miller’s termination of employment with Zomax, he has agreed that he will not compete with us, solicit any of our employees to leave Zomax or interfere with our relationship with our customers.

Item 9.01                                             Financial Statements and Exhibits.

(a)                                  Financial statements:  None.

(b)                                 Pro forma financial information:  None.

(c)                                  Exhibits:

10.1                           Employment Agreement dated April 14, 2005 with Anthony Angelini

10.2                           Employment Agreement dated April 14, 2005 with Michael L. Miller

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2005

ZOMAX INCORPORATED

	By	/s/ Robert J. Rueckl
Robert J. Rueckl
Executive Vice President and Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
April 14, 2005	0-28426

ZOMAX INCORPORATED

EXHIBIT NO.	ITEM

10.1	Employment Agreement dated April 14, 2005 with Anthony Angelini.
10.2	Employment Agreement dated April 14, 2005 with Michael L. Miller.